KEYCO BOND FUND, INC.

27777 Franklin Road, Suite 1630

Southfield, Michigan 48034

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Thursday, December 11, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keyco Bond Fund, Inc., a Michigan corporation (the “Company”), will be held at the principal executive offices of the Company, 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034, on Thursday, December 11, 2014, at 2:00 p.m., Detroit time, for the following purposes:

(1)	To elect five directors to serve until the next Annual Meeting of Shareholders;

(2)	To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as the Company’s registered independent public accountants for the year ending September 30, 2015;

(3)	To act upon a non-binding proposal to approve the compensation of the Company’s named executive officers;

(4)	To act upon a non-binding proposal to recommend the frequency of shareholder advisory votes on the compensation of the Company’s named executive officers; and

(5)	To transact such other business as may properly come before the meeting or any adjournments thereof.

Information with respect to these matters is set forth in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on November 1, 2014, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

Please execute and promptly return the enclosed Proxy (i.e., the yellow sheet). Your designation of a proxy is revocable and will not affect your right to vote in person in the event you find it convenient to attend the meeting.

By Order of the Board of Directors,

JOEL D. TAUBER
President

Southfield, Michigan

November 21, 2014

KEYCO BOND FUND, INC.

27777 Franklin Road, Suite 1630

Southfield, Michigan 48034

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD THURSDAY, DECEMBER 11, 2014

This Proxy Statement and the accompanying form of proxy are to be first mailed on or about November 21, 2014, to all shareholders of record on November 1, 2014, and is furnished in connection with the solicitation of proxies by the Board of Directors of Keyco Bond Fund, Inc., a Michigan corporation (the “Company”), to be used at the Annual Meeting of Shareholders to be held at 2:00 p.m., Detroit time, on Thursday, December 11, 2014, at the principal executive offices of the Company, 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034, and at any adjournments thereof.

Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. Proxies are revocable by written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked by a shareholder attending and voting in person at the meeting. Shares of the Company’s stock represented by any unrevoked proxy in the enclosed form, if such proxy is properly executed and is received prior to the meeting, will be voted in accordance with the specifications made on such proxy or, if no specification has been made on such proxy, will be voted for the election as directors of the nominees listed herein, in favor of the proposal to ratify the selection of auditors, to approve by non-binding vote the executive compensation as set forth in this proxy statement and to recommend to the Board of Directors by non-binding vote that advisory votes on executive compensation be held every three years. The Board of Directors does not intend to present any other matters at the Annual Meeting. However, should any other matters properly come before the Annual Meeting, the proxy holders will have discretionary authority to vote upon such matters and, in such event, it is the intention of such proxy holders to vote the proxy in accordance with their best judgment. For purposes of determining the number of votes cast with respect to any voting matter, abstentions will not be included. Abstentions are counted only for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes are not counted for any purpose. A majority of the outstanding shares of the Company, represented in person or by proxy, will constitute a quorum at the meeting.

The Common Stock of the Company is the only class of securities which is entitled to vote at the meeting. As of the close of business November 1, 2014, the record date for determining shareholders who are entitled to receive notice of and to vote at the meeting, there were 1,267,258 shares of Common Stock issued and outstanding. Each share is entitled to one vote. The presence at the meeting, in person or by proxy, of the holders of a majority of shares of stock of the Company is necessary to constitute a quorum.

The cost of soliciting proxies, which may be conducted by mail, telephone, in person or otherwise, will be borne by the Company. The mailing address of the Company’s principal executive offices is 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034.

Copies of the Company’s most recent Annual and Semi-Annual Reports are available to shareholders upon request. If you would like to receive a copy, please contact the Company at 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034 and one will be sent, without charge, by first-class mail.

MATTERS TO COME BEFORE THE MEETING

(1)	Election of Directors

Five directors are to be elected at the meeting. The directors of the Company are elected annually by the shareholders, to serve until the next annual meeting of shareholders or until their death, resignation, or removal. The nominees named in the table below have each indicated a willingness to serve if elected. If any nominee should be unable to serve or is otherwise unavailable for election, and if any other persons are nominated, the persons designated as “proxies” on the accompanying form of proxy will have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees unless authority to vote on such matter is withheld. The address for each Director is care of the Company at 27777 Franklin Road, Suite 1630, Southfield, MI 48034.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director (1)	Shares of Common Stock Beneficially Owned
DISINTERESTED DIRECTORS
Mark E. Schlussel, 73	Director	One year term Director since 1979	Partner in the firm Schlussel & Schefman, attorneys since April 2004. The Board selected Mr. Schlussel to continue his service as a director due to his experience in legal practice and his extensive understanding of the operations and history of the Company.	None	None

Steve Milgrom, 59	Director	One year term Director since 2014	Solo practictioner of law with Law Offices of Steve Milgrom, focusing on federal income taxation and real estate matters since 2009. The Board selected Mr. Milgrom to serve as a director due to his experience in legal practice and his experience in financial and accounting matters.	None	None

INTERESTED DIRECTORS(2)

Thomas E. Purther, 49	Director, Secretary	One year term Director since 1994	Chairman and CEO of Cambridge Investors, LLC, real estate acquisition and private equity firm since June 2000; Manager and Member of Cambridge Fitness, LLC, an operator of fitness centers in Michigan and Ohio since October 2010; CEO of Paramount Bancorp, Inc., a bank holding company, and Chairman of its subsidiary Paramount Bank, a commercial bank (Farmington Hills, MI) from February 1998 to December 2010. The Michigan Office of Financial and Insurance Regulation closed Paramount Bank on December 10, 2010 and placed it into receivership with the Federal Deposit Insurance Corporation (FDIC). The Board selected
			Mr. Purther to continue his service as a director due to his professional experience in finance and real estate investment.	None	39,915(3)

Ellen T. Horing, 51	Director, Treasurer	One year term Director since 1995	Portfolio manager of Highgate Partners, L.P., an investment partnership since January 1993; portfolio advisor and partner, Sterling Stamos Capital Management, LP (formerly SP Capital Management, LP) from January 2003 to December 2004 and reduced interest limited partner in Sterling Stamos Capital Management, LP from December 2004 to July 2007. The Board selected Ms. Horing to continue her service as a director due to her professional experience in portfolio management and investments.	None	53,477(4)

Michael Pullman, 30	Director	One year term Director since 2009	Principal at Scenic Investments Colorado Fitness, LLC from July 2011 to present; acquisitions associate (previously acquisitions analyst) for DLC Management from July 2006 to July 2011. The Board selected Mr. Pullman to continue his service as a director due to his professional experience in finance.	None	1,000(5)

(1)	Other directorships includes positions held as a director or trustee of any company with a class of securities registered with the SEC pursuant to federal securities laws and any investment company registered with the SEC.
(2)	Mr. Purther, Ms. Horing and Mr. Pullman are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 because of their status as an officer, director, holder of more than 5% of the Company’s Common Stock and/or the immediate family member of any of the foregoing.
(3)	15,200 of these shares are held by Keywell Partners, LLC, a limited liability company of which Mr. Purther is a member and co-manager. 24,715 of these shares are held in a trust for the benefit of Mr. Purther; Ms. Barbara J. Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers. See “Principal Shareholders.”
(4)	These shares are held in a trust for the benefit of Ms. Horing; Ms. Shelby M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers. See “Principal Shareholders.”
(5)	These shares are held in a trust for the benefit of Mr. Pullman; Mr. Pullman serves as a co-trustee of such trust with voting and dispositive powers.

The nominees receiving a plurality of votes cast at the meeting will be elected directors. Four of the nominees were previously elected as directors at the last annual meeting of shareholders. Mr. Milgrom was appointed to the Board of Directors on September 8, 2014 following the death of director David K. Page on July 1, 2014. Shelby M. Tauber, Barbara J. Keywell and Gail A. Dishell, each of whom is also a principal shareholder, are sisters. In addition, Thomas E. Purther is the son of Ms. Keywell, Ms. Horing is the daughter of Ms. Tauber and Mr. Pullman is the grandson of Ms. Dishell. During the fiscal year ended September 30, 2014, the Board of Directors had no audit, compensation or nominating committees but did have a committee which evaluated bonds which the Board considered deserving of additional scrutiny. Each director not qualifying as an “interested person” of the Company as defined in the Investment Company Act of 1940 (i.e., Mr. Schlussel; prior to his death on July 1, 2014, the late Mr. Page; and subsequent to his appointment as a director on September 8, 2014, Mr. Milgrom) (each, a “Disinterested Director”) was paid $2,000 for each meeting of directors of the Company which such Disinterested Director attended during the year ended September 30, 2014. Mr. Schlussel attended two directors’ meetings during such fiscal year and was paid $4,000. Mr. Page attended one directors’ meeting during such fiscal year and was paid $2,000. Mr. Milgrom did not attend any directors’ meetings during such fiscal year and received no compensation. The Board has also determined that three of its directors (i.e., Messrs. Schlussel, Milgrom and Pullman) may be considered independent directors per the standards set forth in rules promulgated by the New York Stock Exchange. The Company does not maintain any retirement plan or program for its officers or directors and the Company does not have any agreement or arrangement with any officer or director to pay any form of retirement benefit. During the year ended September 30, 2014, there were two meetings of the Board of Directors of the Company and there was one meeting of the shareholders of the Company. All directors were present at the meetings of the Board of Directors and none were present at the meeting of the shareholders.

During the year ended September 30, 2014, no remuneration of any form was paid to the Company’s officers or directors, other than as described above with respect to two of the Company’s disinterested directors and $45,000 for accounting and administrative services provided by an entity owned by an officer of the Company.

The following table provides certain information relating to the equity securities beneficially owned by each director or director nominee as of November 1, 2014, (i) in the Company and (ii) on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee within the same family of investment companies as the Company.

Name of Director or Nominee	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Interested Directors
Thomas E. Purther	Over $100,000	Over $100,000
Ellen T. Horing	Over $100,000	Over $100,000
Michael Pullman	$10,000–$50,000	$10,000–$50,000
Disinterested Directors
Mark E. Schlussel	None	None
Steve Milgrom	None	None

(2)	Ratification of Appointment of Independent Public Accountants

The directors of the Company who are not “interested persons” have unanimously appointed Grant Thornton LLP
(“Grant Thornton”), registered independent public accountants, to audit the financial statements of the Company for the current fiscal year ending September 30, 2015. Grant Thornton served in such capacity for the year ended September 30, 2014. Grant Thornton has no direct or indirect interest in the Company other than as its independent accountants. This appointment will be submitted to shareholders at the meeting for ratification. The affirmative vote of a majority of the shares of Common Stock present at the meeting is required to appoint Grant Thornton as the Company’s independent public accountants. A representative of Grant Thornton is not expected to be present at the meeting.

(3)	Advisory Vote on Executive Compensation

Because the Company is small and historically has been able to find highly qualified persons willing to serve as executive officers of the Company without compensation, the Company does not currently pay compensation to named executive officers and has no plans to do so in the near future. However, in accordance with legislation and related rules of the Securities and Exchange Commission, the Company is providing shareholders with an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). Accordingly, you may vote on the following resolution at the annual meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers (as disclosed under the heading “Compensation of Directors and Executive Officers” of this proxy statement), the accompanying compensation table and the related narrative disclosure in this proxy statement.”

This vote is nonbinding. The Board of Directors values the opinion of shareholders and expects to take into account the outcome of the vote when considering future decisions regarding the compensation of named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE RESOLUTION REGARDING EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

(4)	Advisory Vote on the Frequency of Votes on Executive Compensation

Shareholders of the Company have the opportunity to advise the Board of Directors regarding how frequently to conduct the advisory vote on executive compensation, commonly known as “say on pay.” Shareholders may indicate their preference on whether the advisory vote on executive compensation should be held every one, two or three years, or may abstain. At the annual meeting of the shareholders of the Company held on December 14, 2011, the shareholders approved a proposal that this advisory vote should be next taken in three years. The Board of Directors recommends that shareholders choose to hold the “say on pay” vote every three years; however, the proxy card will include all four of these choices and shareholders will not be voting to approve or disapprove the Board’s recommendation.

The Board believes that it is appropriate to conduct the advisory vote on executive compensation every three years, as the Company does not currently pay compensation to named executive officers and has no plans to do so in the near future.

This advisory vote on the frequency of the “say on pay” vote is nonbinding; however, the Board of Directors will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF HOLDING THE “SAY ON PAY” ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Fees of Independent Public Accountant

The following table presents the fees for professional services rendered by Grant Thornton for the fiscal years ended September 30, 2013 and September 30, 2014.

Fee Category	2013 Fees	2014 Fees
Audit fees	$22,500	$23,250
Audit-related fees	0	0
Tax fees	3,465	3,500
All other fees	0	0

Total fees	$25,965	$26,750

Tax fees are fees billed for professional services rendered by Grant Thornton for tax compliance, tax advice and tax planning. The Board of Directors does not consider the provision of the services described above by Grant Thornton to be incompatible with the maintenance of Grant Thornton’s independence.

The Company’s Board of Directors pre-approves all audit and permissible non-audit services rendered to the Company. Pre-approval by the Board of Directors of the services provided under the categories reported above was not waived under provisions contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No audit work was performed by persons other than Grant Thornton’s full-time permanent employees.

No non-audit fees were billed by Grant Thornton for services rendered to the Company. The Company does not retain the services of an outside investment adviser and has not retained such services during the last two fiscal years. As a result, the Company’s Board of Directors has not been required to consider whether non-audit services were rendered to such an investment adviser or any entity controlling, controlled by or under common control with such investment adviser.

Report of Board of Directors

The Board of Directors received from the independent registered public accountants, Grant Thornton, and reviewed a formal written statement describing all relationships between Grant Thornton and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the independence of Grant Thornton.

The Board of Directors discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements of the Company as of and for the fiscal year ended September 30, 2014, including the quality of accounting principles and significant judgments affecting the financial statements.

The Board of Directors, based on the above-mentioned reviews and discussions with management and Grant Thornton, resolved that the Company’s audited financial statements be included in its Annual Report to Shareholders for the year ended September 30, 2014 for filing with the Securities and Exchange Commission. The Board of Directors consists of Mark E. Schlussel, Steve Milgrom, Thomas E. Purther, Ellen T. Horing and Michael Pullman.

FURTHER INFORMATION

Security Ownership of Management

The following table presents information regarding beneficial ownership of the Company’s shares by each member of the Board of Directors of the Company, by the executive officers of the Company, and by all directors and executive officers of the Company as a group as of November 1, 2014. Except as indicated in the table and footnotes below, each person exercises sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage Owned
Joel D. Tauber	197,169	(1)	15.6%
Ellen T. Horing	53,477	(2)	4.2%
Thomas E. Purther	39,915	(3)	3.1%
Michael Pullman	1,000	(4)	0.1%
Mark E. Schlussel	none		0.0%
Steve Milgrom	none		0.0%
All executive officers and directors as a group	238,084		18.8%

(1)	Includes 131,329 shares held in various trusts pursuant to which Mr. Tauber and Shelby M. Tauber are co-trustees with voting and investment powers. Does not include 12,857 shares held by Mr. Tauber’s wife, as to which he disclaims any beneficial ownership.
(2)	These shares are held in a trust for the benefit of Ms. Horing; Ms. Shelby M. Tauber and Mr. Joel D. Tauber serve as co-trustees of such trust with voting and dispositive powers.
(3)	15,200 of these shares are held by Keywell Partners, LLC, a limited liability company of which Mr. Purther is a member and co-manager. 24,715 of these shares are held in a trust for the benefit of Mr. Purther; Ms. Barbara J. Keywell (formerly Ms. Barbara J. Purther) serves as the sole trustee of such trust with voting and dispositive powers.
(4)	These shares are held in a trust for the benefit of Mr. Pullman; Mr. Pullman serves as a co-trustee of such trust with voting and dispositive powers.

Principal Shareholders

The following table sets forth certain information concerning those persons who were, on November 1, 2014, believed by the Company to be beneficial owners of more than 5% of the outstanding shares of the Company’s Common Stock, and also sets forth certain information about ownership of shares of Common Stock by all directors and officers of the Company as a group:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership			Percent of Class
Common Stock	Shelby M. Tauber 150 East 69th Street Apt. 27H	226,904		Shares as to which Ms. Tauber exercises sole voting and investment powers
	New York, NY	131,329		Shares held in various trusts pursuant to which Ms. Tauber and Joel D. Tauber are co-trustees with voting and investment powers

		358,233			28.3%

Common Stock	Barbara J. Keywell 2200 Tottenham Bloomfield Hills, MI	238,682		Shares as to which Ms. Keywell exercises sole voting and investment powers
		90,395		Shares held in various trusts pursuant to which Ms. Keywell is sole trustee with voting and investment powers

		329,077			26.0%

Common Stock	Gail A. Dishell 26721 Carol Franklin, MI	251,644		Shares as to which Ms. Dishell exercises sole voting and investment powers	19.9%

Common Stock	Joel D. Tauber 27777 Franklin Rd. Suite 1630	65,840		Shares as to which Mr. Tauber exercises sole voting and investment powers
	Southfield, MI	131,329		Shares held in various trusts pursuant to which Mr. Tauber and Shelby M. Tauber are co-trustees with voting and investment powers

		197,169	[1]		15.6%

Common Stock	Lisa J. Pullman 32360 Scenic Lane Franklin, MI	130,940		Shares as to which Ms. Pullman exercises sole voting and investment powers	10.3%

Common Stock	Carol E. Dishell 1241 W. Dickens Chicago, IL	86,945		Shares as to which Ms. Dishell exercises sole voting and investment powers	6.9%

[1]	Does not include 12,857 shares held by Mr. Tauber’s wife, as to which he disclaims any beneficial ownership.

All directors and officers of the Company, as a group, beneficially own 238,084 shares (18.8%) of the Company’s outstanding Common Stock.

Executive Officers

Set forth below is certain information concerning the Company’s executive officers, including name, age, principal occupation and business experience during the past five years, and length of service as an officer of the Company:

Name and Age	Office and Term of Service
Joel D. Tauber, 79	President since October 1995. Also a manufacturing executive, business consultant and investor since prior to 1999; Chairman of the Board of Directors of KCL Management Corp. since December 2005; Co-Manager of NK Management, LLC since January 2009.

Ellen T. Horing, 51	Treasurer since March 2003. Also portfolio manager of Highgate Partners, L.P., an investment partnership since January 1993; portfolio advisor and partner, Sterling Stamos Capital Management, LP (formerly SP Capital Management, LP) from January 2003 to December 2004 and reduced interest limited partner in Sterling Stamos Capital Management, LP from December 2004 to July 2007.

Thomas E. Purther, 49	Secretary since March 2003. Also Chairman and CEO of Cambridge Investors, LLC, real estate acquisition and private equity firm since June 2000; Manager and Member of Cambridge Fitness, LLC, an operator of fitness centers in Michigan and Ohio since October 2010; CEO of Paramount Bancorp, Inc., a bank holding company, and Chairman of its subsidiary Paramount Bank, a commercial bank (Farmington Hills, MI) from February 1998 to December 2010. The Michigan Office of Financial and Insurance Regulation closed Paramount Bank on December 10, 2010 and placed it into receivership with the Federal Deposit Insurance Corporation (FDIC).

Compensation of Directors and Executive Officers

The officers of the Company, including the following named executive officers, receive no compensation from the Company for their service as officers:

Joel D. Tauber is President of the Company. He receives no compensation from the Company for his service as an officer.

Ellen T. Horing is the Treasurer of the Company and a director. She receives no compensation from the Company for her service as a director or as an officer.

Thomas E. Purther is the Secretary and the Chief Compliance Officer of the Company and a director. He receives no compensation from the Company for his service as a director or as an officer.

Only the independent directors received compensation from the Company for their service as directors. The Company did not offer its directors any pension or retirement benefits, or any other similar long-term incentive compensation or benefits, during or prior to the year ended September 30, 2014. The Company has not engaged a compensation consultant to provide advice regarding the amount or form of compensation paid to its directors and officers.

The following table provides information regarding the compensation of the independent directors for the year ended September 30, 2014.

Name	Fees Earned or Paid in Cash	Total Compensation Received from Company
Mark E. Schlussel	$4,000	$4,000
David K. Page	2,000	2,000
Steve Milgrom	-0-	-0-

The Company does not pay any other compensation or any pension (retirement) benefits to any directors or officers.

Committees of the Board

The Board of Directors as a whole performs the functions of an audit committee, nominating committee and compensation committee. The Company believes that this is appropriate due to its small size and that more than ninety-eight percent (98%) of the outstanding voting stock is owned by members of the Keywell family. The Board of Directors does not have an audit committee charter, a nominating committee charter or a compensation committee charter. The Board has established a committee composed of the officers of the Fund to consider (1) the purchase of any bond that does not meet the general guidelines approved for bond purchases, and (2) the sale of any bond where the quality rating of the bond has fallen.

Board Oversight of Risk Management

The Board of Directors considers oversight of the Fund’s risk management efforts to be a responsibility of the entire Board. This includes oversight of the Fund’s registered independent certified public accountants and establishment of appropriate policies for the Fund. With regard to the Fund’s investment risk management, the Board has established a committee composed of the officers of the Fund to consider (1) the purchase of any bond that does not meet the general guidelines approved for bond purchases, and (2) the sale of any bond where the quality rating of the bond has fallen. The committee also receives periodic reports on any bonds that the Board or the committee considered to be deserving of additional scrutiny.

The Fund has no employees. Accounting and administrative services for the Fund are provided under a contract for a fixed, stated fee, not a performance-based fee. Therefore, this contract does not encourage excessive risk-taking that could have an adverse impact on the Fund.

Nominating Process

The Board of Directors as a whole is responsible for the selection and nomination of directors. The Company does not retain a third party to assist in the identification of directors. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors will consider director candidates recommended by shareholders and therefore it does not believe that a formal policy is necessary. The Board of Directors as a whole selected and approved the director nominees contained in this proxy statement.

When seeking to identify an individual to become a director, the Board of Directors will consult with incumbent directors, management and others. The Board of Directors will consider, among other factors, the background and reputation of potential candidates in terms of character, personal and professional integrity, business and financial experience and acumen, how a person would complement the other directors in providing a diversity of expertise and experience and a person’s availability to devote sufficient time to Board of Director duties. Although the Board of Directors has no formal policy with regard to diversity, the

Board believes that it functions best when its membership reflects a range of expertise so that the Board as a whole reflects diverse but complementary skills and viewpoints.

To recommend a nominee, shareholders should write to the Company’s Secretary c/o Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, Michigan 48034. To be considered by the Board of Directors for nomination and inclusion in the Company’s Proxy Statement for its 2015 Annual Meeting of Shareholders, a shareholder recommendation for a director must be received by the Company’s Secretary no later than July 24, 2015. Any recommendation must include (i) the name and address of the candidate, (ii) a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements summarized above, and (iii) the candidate’s signed consent to be named in the proxy statement and to serve as a director if elected.

Assuming the appropriate background material is provided for candidates submitted by shareholders, the process followed by the Board of Directors to identify and evaluate candidates described above will be used to evaluate those candidates submitted by shareholders and the Board of Directors will apply substantially the same criteria.

Communications with Directors

Stockholders may communicate with the Board of Directors or any individual director by sending a letter to Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, Michigan, 48034, Attn: Presiding Director (or any individual director). The Secretary will receive the correspondence and forward it to the presiding director or to any individual director or directors to whom the communication is directed. The Secretary is authorized to review, sort and summarize all communications received prior to their presentation to the presiding director or to whichever director(s) the communication is addressed. If such communications are not a proper matter for Board attention, such individuals are authorized to direct such communication to the appropriate department. For example, stockholder requests for materials or information will be directed to investor relations personnel.

Information Concerning Investment Matters

Determination Not to Use Investment Adviser; Termination of Investment Advisory Contract

The Board of Directors has decided not to retain the services of an outside investment adviser and, instead, has authorized the officers of the Company, with review provided by the interested directors of the Company (Thomas E. Purther, Ellen T. Horing and Michael Pullman), to make investment decisions internally.

The Board’s decision not to retain the services of an investment adviser was made after careful deliberation and was based upon several factors, including the following:

•	The Company’s investment objectives are relatively clear-cut and uncomplicated. The Company’s primary investment objective, as reported in prior filings with the Securities and Exchange Commission, is “to receive as high a level of current interest income exempt from federal income taxes as is available from Municipal Bonds (as defined therein) and as is consistent with prudent investment management and preservation of capital, and capital appreciation will be a minor investment objective of the Company.” As a result of this objective, the Company invests in high quality bonds which typically have relatively low turnover.

•	Given the relatively low turnover in investment securities, the Board has been able to closely monitor the investment activity of the Company.

•	The fees charged by potential third party investment advisers were relatively high and, in light of the net benefit to be provided to the Company, unacceptable.

The Company has entered into a Custodial Account Agreement with Comerica Bank pursuant to which the Bank provides certain custodial account services for the Company.

Portfolio — Brokerage Allocation and Transactions

The Company’s investment portfolio has consisted of, and will continue to consist of, debt obligations issued by states, counties, cities and their political subdivisions or agencies, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer (“Municipal Bonds”). Municipal Bonds are normally traded in the over-the-counter market on a net basis (without commissions) through dealers acting for their own account and not as brokers. Because of this fact, there are no stated commissions charged with respect to trades for transactions in the Company’s portfolio securities.

When purchasing or selling Municipal Bonds, the Company seeks to obtain the prompt execution of orders at the most favorable prices available. To the extent that, in the Company’s experience, the execution capabilities and prices offered by more than one dealer have been comparable, the Company may, in its discretion, choose to purchase and sell Municipal Bonds from and to dealers who provide research, statistical and other information to the Company. However, it is not the Company’s policy to pay a higher price to a dealer solely because it has supplied these services. Although this type of information is useful to the Company, it is believed that such services will not reduce the Company’s normal research activities. The Company believes that the types of research services and information which will be provided by dealers will consist principally of research reports on particular issues of Municipal Bonds and technical information concerning general market conditions for Municipal Bonds.

Section 16 Beneficial Ownership Reporting Compliance

Under the federal securities laws, the Company’s directors, its executive officers, and any persons holding more than 10% of the Company’s Common Stock (collectively, the “Reporting Persons”) are required to file reports with the Securities and Exchange Commission, and to provide the Company with copies of same, relative to their ownership of the Common Stock, which reports need to be filed at such time as they first become a Reporting Person and at such time or times as any changes occur in their beneficial ownership of the Common Stock. Specific due dates for filing these reports have been established and the Company is required to disclose in this Proxy Statement any failure to timely file these reports.

Based upon representations and copies of reports furnished to the Company by Reporting Persons, all Section 16 reporting requirements applicable to Reporting Persons for the fiscal years ending September 30 2014 and September 30, 2013 were satisfied on a timely basis.

Other Matters and Shareholder Proposals

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their judgment on such matters.

Shareholder proposals intended to be presented at the 2015 annual meeting which are eligible for inclusion in the Company’s proxy statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company at its principal executive offices no later than July 24, 2015. Shareholder proposals intended to be presented at the 2015 annual meeting which are not eligible for inclusion in the Company’s proxy statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Exchange Act unless received by the Company at its principal executive offices no later than October 7, 2015, and the Company expects the persons named as proxies for the 2015 annual meeting to use their discretionary voting authority with respect to any proposal considered untimely at the 2015 annual meeting.

Southfield, Michigan

November 21, 2014

KEYCO BOND FUND, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS

Annual Meeting of Shareholders to be held Thursday, December 11, 2014

The undersigned shareholder hereby appoints JOEL D. TAUBER and GAIL A. DISHELL, or either one of them, proxies with the power of substitution to vote, as designated below, all shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders to be held on Thursday, December 11, 2014, at 2:00 p.m., Detroit time, or at any adjournment thereof, on the following matters described in the Proxy Statement dated November 21, 2014.

1.	ELECTION OF DIRECTORS:

	☐ FOR all nominees listed below or any substitute for any of them.	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

(To withhold authority to vote for any one nominee, strike through his or her name below)

Mark E. Schlussel		Thomas E. Purther
Steve Milgrom		Ellen T. Horing
Michael Pullman

2.	RATIFYING THE SELECTION of Grant Thornton LLP as the Company’s registered independent public accountants for the year ending September 30, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	APPROVING, by non-binding vote, executive compensation as set forth in this proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	RECOMMENDING, by non-binding vote, the frequency of executive compensation votes.

☐ THREE YRS.	☐ TWO YRS.	☐ ONE YR.	☐ ABSTAIN

The undersigned instructs the proxies to vote as specified in the proxy on the matters described in the Proxy Statement dated November 21, 2014. Proxies will be voted as instructed.

Authority is also granted to such proxies to vote in their discretion upon any other business which may properly come before the meeting. If no specification is made, proxies will vote as follows: (i) under Item 1, FOR election of the nominees named above or any substituted for any of them; (ii) FOR Item 2; (iii) FOR Item 3; and (iv) under Item 4, THREE YEARS.

Receipt is hereby acknowledged of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 21, 2014.

Dated: , 2014

Signature

Signature

Please sign exactly as your name appears hereon. If your stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles. Return this completed proxy to: Keyco Bond Fund, Inc., 27777 Franklin Road, Suite 1630, Southfield, MI 48034.